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                                                                EXHIBIT 10.9.4

                                FIRST AMENDMENT
                                ---------------
                                       TO
                                       --
                   AMENDED AND RESTATED SHAREHOLDER AGREEMENT
                   ------------------------------------------


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED SHAREHOLDER AGREEMENT (this "Amendment"), is made, and is effective as of March 30, 1996, by and among Metanetics Corporation ("Metanetics"), and each of the undersigned
(collectively referred to as the "Shareholders"):

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, on March 28, 1996, Metanetics and the then existing Shareholders entered into an Amended and Restated Shareholder Agreement (the "Agreement");

         WHEREAS, on March 30, 1996, Roundwood Capital, L.P. ("Roundwood") became a shareholder of Metanetics, and by addendum thereto, became a signatory to the Agreement; and

         WHEREAS, Roundwood requires this Amendment to address its peculiar needs as a partnership.

         NOW, THEREFORE, in consideration of these premises, and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally and equitably bound, hereby agree as follows:

         1. Section 3(g) of the Agreement is amended by adding the following thereto:

                           A partnership Shareholder is permitted to Transfer
                  its Shares without first offering its Shares to the Corporation, Original Shareholders or Additional Shareholders in accordance with Section 3(b), (c) and (d), respectively, if, but only if, the Transfer is a liquidating distribution to its partners in accordance with the terms and conditions contained in its partnership agreement, and applicable law.

         2. Section 2(a) of the Agreement is amended by adding the following thereto:

                           Any amendment to this Agreement shall require the
                  unanimous consent of all Shareholders.



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first appearing above.

                                       METANETICS CORPORATION


                                       By: /s/ Ynjiun P. Wang
                                           --------------------------
                                           Ynjiun P. Wang, President